Exhibit 99.1

Five Point Holdings, LLC Reports First Quarter 2020 Results

First Quarter 2020 and Recent Highlights

•	Rapid response to potential impacts of COVID-19 ensuring safety of associates and financial stability of the Company.

•	Company maintains liquidity of $372.4 million at March 31, 2020.

•	Closed 35 previously sold homesites at Great Park Neighborhoods with a base purchase price of $20.3 million.

•	In May 2020, closed 70 previously sold homesites at Valencia with a base purchase price of $16.5 million, including a seller secured note that is payable in December 2020.

Irvine, CA, May 21, 2020 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use, master-planned communities in California, today reported its first quarter 2020 results. Emile Haddad, Chairman and CEO, said, “In these unprecedented times, we are thankful that all of our associates are healthy, comforted by the strength of our balance sheet and liquidity, encouraged by the performance of our guest builders, grateful to those who continue investing in our vision, and proud of our team.”

First Quarter 2020 Consolidated Results

Liquidity and Capital Resources

As of March 31, 2020, total liquidity of $372.4 million was comprised of cash and cash equivalents totaling $247.8 million and borrowing availability of $124.7 million under our $125.0 million unsecured revolving credit facility. Total capital was $1.8 billion, reflecting $2.9 billion in assets and $1.1 billion in liabilities and redeemable noncontrolling interests.

Results of Operations for the Three Months Ended March 31, 2020

Revenues. Revenues of $9.2 million for the three months ended March 31, 2020 were primarily generated from management services.

Equity in loss from unconsolidated entities. Equity in loss from unconsolidated entities was $30.9 million for the three months ended March 31, 2020 comprised of a $3.5 million loss from our 37.5% percentage interest in the Great Park Venture and a $0.6 million loss from our 75% interest in the Gateway Commercial Venture. Equity in loss from unconsolidated entities also included the recognition of an other-than-temporary impairment of $26.9 million attributed to our investment in the Great Park Venture.

Selling, general, and administrative. Selling, general, and administrative expenses were $24.6 million for the three months ended March 31, 2020.

Net loss. Consolidated net loss for the quarter was $53.2 million. The net loss attributable to noncontrolling interests totaled $28.4 million, resulting in net loss attributable to the Company of $24.8 million.

Segment Results

Valencia Segment (formerly Newhall). Total segment revenues were $0.8 million for the first quarter of 2020 and were derived from agricultural land leasing and the sale of citrus crops. Selling, general, and administrative expenses were $3.7 million for the three months ended March 31, 2020.

San Francisco Segment. Total segment revenues were $1.0 million for the first quarter of 2020. Revenues during the quarter were mostly attributable to fees generated from management agreements. Selling, general, and administrative expenses were $3.6 million for the three months ended March 31, 2020.

Great Park Segment. Total segment revenues were $29.5 million for the first quarter of 2020. Revenues were mainly attributable to the sale of land entitled for 35 homesites on approximately four acres at the Great Park Neighborhoods. Initial gross proceeds from the sale were $20.3 million representing the base purchase price. The Great Park segment’s net loss for the quarter was $2.5 million, which included net income of $1.8 million from management services and a net loss of $4.3 million attributed to the Great Park Venture. We do not include the Great Park Venture as a consolidated subsidiary in our consolidated financial statements, but rather account for it as an equity method investee. After adjusting to account for a difference in investment basis, the Company’s equity in loss from the Great Park Venture was $3.5 million for the three months ended March 31, 2020. During the first quarter of 2020, the Company’s equity in loss from the Great Park Venture also included the recognition of an other-than-temporary impairment of $26.9 million attributed to our investment in the Great Park Venture. The impairment was primarily a result of expected delays in both the timing of land sales to builders and distributions to us causing a decline in the fair value of our investment in the Great Park Venture.

Commercial Segment. Total segment revenues were $8.6 million from tenant leases at the Five Point Gateway Campus and property management services provided by us to the Gateway Commercial Venture during the first quarter of 2020.

Segment expenses were mostly comprised of depreciation, amortization and interest expense totaling $7.5 million. Segment net loss was approximately $0.6 million, which included net income of $0.1 million from management services and a net loss of $0.7 million attributed to the Gateway Commercial Venture. We do not include the Gateway Commercial Venture as a consolidated subsidiary in our consolidated financial statements, but rather account for it as an equity method investee. Our share of equity in loss from the Gateway Commercial Venture totaled $0.6 million for the three months ended March 31, 2020.

Conference Call Information

In conjunction with this release, Five Point will host a conference call today, Thursday, May 21, 2020 at 5:00 pm Eastern Time. Emile Haddad, President and Chief Executive Officer, and Erik Higgins, Vice President and Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (800) 458-4121 (domestic) or (720) 543-0206 (international). A telephonic replay will be available starting approximately two hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 3425685. The telephonic replay will be available until 11:59 p.m. Eastern Time on June 4, 2020.

About Five Point

Five Point, headquartered in Irvine, California, designs and develops large mixed-use, master-planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® (formerly known as Newhall Ranch®) in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This press release may contain forward-looking statements regarding: our expectations of our future revenues, costs and financial performance; future demographics and market conditions in the areas where our communities are located; the outcome of pending litigation and its effect on our operations; the timing of our development activities; and the timing of future real estate purchases or sales. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

Investor Relations:

Bob Wetenhall, 949-349-1087

bob.wetenhall@fivepoint.com

or

Media:

Steve Churm, 949-349-1034

steve.churm@fivepoint.com

Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2020	2019
REVENUES:
Land sales	$6	$55
Land sales—related party	10	230
Management services—related party	8,244	11,063
Operating properties	960	1,725

Total revenues	9,220	13,073

COSTS AND EXPENSES:
Land sales	—	—
Management services	6,051	7,616
Operating properties	1,945	1,901
Selling, general, and administrative	24,626	25,773

Total costs and expenses	32,622	35,290

OTHER INCOME:
Interest income	1,006	2,454
Gain on settlement of contingent consideration—related party	—	64,870
Miscellaneous	88	10

Total other income	1,094	67,334

EQUITY IN (LOSS) EARNINGS FROM UNCONSOLIDATED ENTITIES	(30,911)	8,882

(LOSS) INCOME BEFORE INCOME TAX (PROVISION) BENEFIT	(53,219)	53,999
INCOME TAX (PROVISION) BENEFIT	—	(1,266)

NET (LOSS) INCOME	(53,219)	52,733
LESS NET (LOSS) INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(28,413)	28,925

NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY	$(24,806)	$23,808

NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$(0.36)	$0.35
Diluted	$(0.37)	$0.35
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	66,649,866	66,210,916
Diluted	68,792,585	145,296,469
NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$(0.00)	$0.00
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic	79,233,544	79,061,835
Diluted	79,233,544	79,275,234

FIVE POINT HOLDINGS, LLC

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except shares)

(Unaudited)

	March 31, 2020	December 31, 2019
ASSETS
INVENTORIES	$1,958,901	$1,889,761
INVESTMENT IN UNCONSOLIDATED ENTITIES	501,909	533,239
PROPERTIES AND EQUIPMENT, NET	33,071	32,312
INTANGIBLE ASSET, NET—RELATED PARTY	77,990	80,350
CASH AND CASH EQUIVALENTS	247,754	346,833
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	1,742	1,741
RELATED PARTY ASSETS	95,148	97,561
OTHER ASSETS	20,908	22,903

TOTAL	$2,937,423	$3,004,700

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$616,430	$616,046
Accounts payable and other liabilities	161,665	167,711
Related party liabilities	126,958	127,882
Deferred income tax liability, net	11,628	11,628
Payable pursuant to tax receivable agreement	173,248	172,633

Total liabilities	1,089,929	1,095,900

REDEEMABLE NONCONTROLLING INTEREST	25,000	25,000

CAPITAL:
Class A common shares; No par value; Issued and outstanding: 2020—69,061,898 shares; 2019—68,788,257 shares
Class B common shares; No par value; Issued and outstanding: 2020—79,233,544 shares; 2019—79,233,544 shares
Contributed capital	569,772	571,532
Retained earnings	17,843	42,844
Accumulated other comprehensive loss	(2,671)	(2,682)

Total members’ capital	584,944	611,694
Noncontrolling interests	1,237,550	1,272,106

Total capital	1,822,494	1,883,800

TOTAL	$2,937,423	$3,004,700

FIVE POINT HOLDINGS, LLC

SUPPLEMENTAL DATA

(In thousands)

(Unaudited)

Liquidity

March 31, 2020
Cash and cash equivalents	$247,754
Borrowing capacity (1)	124,651

Total liquidity	$372,405

(1)

As of March 31, 2020, no amounts were drawn on the Company’s $125.0 million revolving credit facility; however, letters of credit of approximately $0.3 million are issued and outstanding under the revolving credit facility, thus reducing the available capacity by the outstanding letters of credit amount.

Debt to Total Capitalization

March 31, 2020
Debt (1)	$625,000

Total capital	1,822,494

Total capitalization	$2,447,494

Debt to total capitalization	25.5%

(1)

For purposes of this calculation, debt is not the same as the calculation of “Consolidated Funded Indebtedness” under the Company’s revolving credit facility and Senior Notes indenture, which would include a $101.8 million related party contractual reimbursement obligation. Prior to the second quarter of 2019, the Company presented this calculation inclusive of the reimbursement obligation.

Segment Results

Valencia (formerly Newhall)

The following table summarizes the results of operations of our Valencia segment for the three months ended March 31, 2020 and 2019.

	Three Months Ended March 31,
	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$6	$55
Land sales—related party	10	9
Operating properties	780	1,551
Total revenues	796	1,615
Costs and expenses
Land sales	—	—
Operating properties	1,945	1,901
Selling, general, and administrative	3,733	3,809
Total costs and expenses	5,678	5,710
Other income	88	11
Segment loss	$(4,794)	$(4,084)

San Francisco

The following table summarizes the results of operations of our San Francisco segment for the three months ended March 31, 2020 and 2019.

	Three Months Ended March 31,
	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Land sales—related party	$—	$221
Operating property	180	174
Management services—related party	795	698
Total revenues	975	1,093
Costs and expenses
Land sales	—	—
Management services	475	377
Selling, general, and administrative	3,592	4,512
Total costs and expenses	4,067	4,889
Other income—gain on settlement of contingent consideration, related party	—	64,870
Segment (loss) income	$(3,092)	$61,074

Great Park

The following table summarizes the results of operations of our Great Park segment for the three months ended March 31, 2020 and 2019.

	Three Months Ended March 31,
	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$21,475	$31,466
Land sales—related party	701	127,697
Management services—related party	7,352	10,396
Total revenues	29,528	169,559
Costs and expenses
Land sales	15,304	107,819
Management services	5,576	7,239
Selling, general, and administrative	11,948	6,575
Management fees—related party	153	8,217
Total costs and expenses	32,981	129,850
Interest income	911	559
Segment (loss) income	$(2,542)	$40,268

The table below reconciles the Great Park segment results to the equity in (loss) earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three months ended March 31, 2020 and 2019.

	Three Months Ended March 31,
	2020	2019
	(in thousands)
Segment net (loss) income from operations	$(2,542)	$40,268
Less net income of management company attributed to the Great Park segment	1,776	3,157
Net (loss) income of Great Park Venture	(4,318)	37,111
The Company’s share of net (loss) income of the Great Park Venture	(1,619)	13,917
Basis difference amortization	(1,890)	(4,473)
Other-than-temporary investment impairment	(26,851)	—
Equity in (loss) earnings from the Great Park Venture	$(30,360)	$9,444

Commercial

The following table summarizes the results of operations of our Commercial segment for the three months ended March 31, 2020 and 2019.

	Three Months Ended March 31,
	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Rental and related income	$6,415	$6,391
Rental and related income—related party	2,061	1,989
Property management services—related party	97	(31)
Total revenues	8,573	8,349
Costs and expenses
Rental operating expenses	1,636	1,564
Interest	3,711	4,331
Depreciation	2,743	2,177
Amortization	1,038	1,029
Other expenses	83	29
Total costs and expenses	9,211	9,130
Segment loss	$(638)	$(781)

The table below reconciles the Commercial segment results to the equity in loss from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statements of operations for the three months ended March 31, 2020 and 2019.

	Three Months Ended March 31,
	2020	2019
	(in thousands)
Segment net loss from operations	$(638)	$(781)
Less net income (loss) of management company attributed to the Commercial segment	97	(31)
Net loss of Gateway Commercial Venture	(735)	(750)
Equity in loss from the Gateway Commercial Venture	$(551)	$(562)